SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549




                              FORM 8K

                            CURRENT REPORT
                  Pursuant to Section 13 of 15(d) of
                       The Securities Act of 1934




                            August 12, 1996
             Date of Report: (Date of earliest event reported)



                           TANDY CORPORATION
            (Exact name of registrant as specified in charter)




                  Delaware       1-5571        75-1047710
                (State or other  (Commission   (I.R.S. Employer
                jurisdiction of  File Number)  Identification No.)
                incorporation)




                 1800 One Tandy Center, Fort Worth, Texas 76102
            (Address, including zip code, of principal executive offices)




                              (817) 390-3700
               (Registrant's telephone number, including area code)


                           Page 1 of 4 Pages

          Item 5  Other

             On August 12, 1996 the Company received a letter dated August 6, 1996 from Ms. Donna Ecton advising the Company that for personal reasons she was resigning as a member of the Board of Directors of Tandy Corporation effective immediately.












                             SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TANDY CORPORATION
                                 Registrant



             August 12, 1996       By:  /s/ Herschel C. Winn
             (Date)                Herschel C. Winn
                                   Sr. Vice President
                                   and Secretary



                           Page 2 of 4 pages

                           INDEX TO EXHIBITS


                                                Sequential
                                                Page
          Exhibit  Description of Exhibit       Number

          5     Letter dated August 6, 1996
               from Donna R. Ecton to Mr. John
               V. Roach resigning as member of
               the Board of Directors of Tandy
               Corporation (included herein by
               reference and copy sent to SEC)



                           Page 3 of 4 pages